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                                                                    Exhibit 99.2


                  CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER

In connection with the Quarterly Report of Sterling Financial Corporation (the "Corporation") on Form 10-Q for the period ending June 30, 2002, as filed with the Securities and Exchange Commission ("the Report"), I, J. Bradley Scovill, Senior Executive Vice President, Chief Financial Officer and Treasurer, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxely Act of 2002, that:

     1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Corporation as of the dates and for the periods expressed in the Report.



                                           /s/ J. Bradley Scovill
                                           -------------------------------------
                                           Senior Executive Vice President,
                                           Chief Financial Officer and Treasurer


August 13, 2002

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